THE INDUSTRY'S LEADER IN SUPERIOR BROAD SPECTRUM CBD PRODUCTS

cbdMD


cbdMD
PREMIUM
FREEZE
1500
cbdMD
PREMIUM
FREEZE
750
PAIN RELIEF FROM
BACKACHES
SORE MUSCLES
JOINT PAIN
cbdMD
PREMIUM
REVIVE
300
cbdMD
PREMIUM
CBD OIL
3000 MG
cbdMD
PREMIUM
CBD OIL
450 MG
cbdMD
PREMIUM
CBD OIL
1500 MG
cbdMD
CBD
GUMMIES
750 MG
cbdMD
CBD OIL
cbdMD
RECOVER
750
cbdMD
PREMIUM
RECOVER
1500
RELIEF FROM
BACKACHES
SORE MUSCLES
JOINT PAIN

October 14th 2020

cbdMD

SUPERIOR CBD. SUPERIOR YOU.

MISSION STATEMENT

To enhance the overall quality of life while bringing CBD education, awareness, and accessibility to all.

QUALITY | INNOVATION | COMMITMENT | PASSION | INTEGRITY

FORWARD LOOKING STATEMENTS

cbdMD.com

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond cbdMD, Inc.'s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and Part II, Item 1A. Risk Factors appearing in its Quarterly Report on Form 10-Q for the period June 30, 2020, both as filed with the Securities and Exchange Commission (the "SEC"), and our other filings with the SEC including, but not limited to, our Current Report on Form 8-K as filed with the SEC on October 14, 2020. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.

cbdMD.com


CH3
OH
H3C
H3C
OH
CH3
50ml
VOL. APROX
50
40
30
20
Retrace Code

100% U.S. GROWN

Our CBD is sourced domestically from hemp grown pursuant to the 2018 Farm Bill.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.

CERTIFICATION

- Our Charlotte, NC manufacturing facility is NSF GMP registered & NASC certification is in process.
- Obtaining the NASC certification increases opportunities of Paw CBD acceptance and product placement in traditional retail locations.

cbdMD.com

Why Superior Broad Spectrum?

Our innovative Superior Broad Spectrum formula expertly combines the purest hemp extracts, containing CBD, CBG and CBN. With the addition of terpenes, we have created a far more enhanced CBD product that delivers on maintaining the perfect balance of health and wellness. Not only does our Superior Broad Spectrum redefine the industry standard for quality, it also retains no detectable THC levels while sustaining consistency with the concentration levels of wholesome cannabinoids.

cbdMD boldly blazes a brand-new trail in the industry landscape by rewriting the current, outdated principles of CBD manufacturing. And while others are easily satisfied with the way CBD production has been, cbdMD further expands its boundaries with our formula that isn't found anywhere else.
– **a Superior CBD for a Superior You.**

At cbdMD, we are committed to quality product production and testing transparency. This all starts with premium source material combined with our innovative Superior Broad Spectrum formula, powered by the numerous plant properties found in hemp.

Following production, every batch undergoes a robust test procedure that includes both in-house and third-party testing. All vendors must first be verified through our Supplier Verification program. All in-coming ingredients are then tested for identity, purity, and contaminants by an accredited third-party, independent lab. We then test each batch thoroughly throughout the production process while in-house, and stamp our final approval only after undergoing another accredited third-party lab to verify that our products match our unique specifications.

DIVERSE SALES PORTFOLIO

cbdMD.com



23%*
Wholesale & Retail
77%*
E-Commerce cbdMD.com

*Fiscal Quarter ended June 30, 2020

From April 2019 to June 2020, e-commerce sales have grown from 60% to a high of 83% of overall sales

MARKET CATEGORY LEADER

Sep 1, 2020 - Sep 30, 2020

MELTWATER MEDIA INTELLIGENCE

Category: Share of Voice by Reach

1. **cbdMD**
2. CBDistillery
3. CW Hemp
4. Lazarus Naturals
5. Green Roads

Category: Share of Voice by Volume

1. **cbdMD**
2. CW Hemp
3. Bluebird Naturals
4. Green Roads
5. CBDistillery

Category: Competitive Media Exposure

1. **cbdMD**
2. CW Hemp
3. CBDistillery
4. Green Roads World
5. Diamond CBD

BRIGHTFIELD GROUP

Category: Unaided Awareness

1. **cbdMD**
2. Charlotte's Web
3. CBDistillery
4. Green Roads World
5. PlusCBD Oil

Category: Product Effectiveness

1. **cbdMD**
2. CBDistillery
3. Barlean's
4. CBDFx
5. Garden of Life

Source: Meltwater Insight Report/Brightfield Group

cbdMD #1: SHARE OF VOICE BY REACH

cbdMD.com



27%
17%
16%
16%
10%
5%
▾10 *
▴10 *
▸0
▴5 *
▴6 *
▾10 *

●	cbdMD	1.2B
●	CBDistillery	768M
●	CW Hemp	740M
●	Lazarus Natural	735M
●	Green Roads	445M
●	Medterra	246M
●	Hemp Bombs	189M
●	Bluebird Botanicals	188M
●	Diamond CBD	65.8M
●	Pure Kana	48.1K

Share of Voice by Reach - Sep 1, 2020 - Sep 30, 2020

* Indicates change from prior period

cbdMD #1: SHARE OF VOICE BY VOLUME



33%
18%
12%
9%
9%
7%
6%
▾2 *
▴5 *
▴8 *
▾3 *
▴2 *
▸0
▴1 *

●	cbdMD	919
●	CW Hemp	511
●	Bluebird Botanicals	321
●	Green Roads	252
●	CBDistillery	237
●	Hemp Bombs	299
●	Lazarus Naturals	170
●	Diamond CBD	104
●	Medterra	65
●	Pure Kana	2

Share of Voice by Volume - Sep 1, 2020 - Sep 30, 2020

* Indicates change from prior period

cbdMD SOCIAL MEDIA DOMINANCE

cbdMD.com

- cbdMD has the largest total social media reach of all CBD competitors (Instagram, Facebook, and Twitter combined)
- Average reach of over **26,000** people per Instagram post in 2020 (vs. 23,000 per post in 2019)
- Peak Instagram posts have reached more than **55,000** people
- Social media brought nearly **100,000** new users to cbdMD.com since the beginning of 2020



252,139
202,898
130,783
112,292
105,135
64,852
cbdMD
CBD FX
CW HEMP
PURE KANA
GREEN ROADS
MEDTERRA

As of September 29, 2020

Data source: Google Analytics, Instagram, Facebook, Twitter

cbdMD.com


SUPERIOR CBD. SUPERIOR YOU.
cbdMD

BUBBA WATSON
Team cbdMD Athlete


cbdMD
cbdMD

cbdMD BELLATOR MMA
OFFICIAL CBD PARTNER OF BELLATOR MMA


COMMIT TO YOUR HEALTH
cbdMD

cbdMD | LIFE TIME HEALTHY WAY OF LIFE
EXCLUSIVE CBD MARKETING PARTNER


cbdMD
PREMIUM
CBD OIL
1500MG

BARSTOOL SPORTS

cbdMD.com


cbdMD
PREMIUM
FREEZE
750
PAIN RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN
FREEZE
1500
REVIVE
300
CBD OIL
3000 MG
CBD OIL
450 MG
CBD OIL
1500 MG
GUMMIES
750 MG
CBD PM
RECOVER
750
RECOVER
1500
RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN

PURE CBD
THC FREE
MADE IN USA

* THC-free is defined as below the level of detection using valid scientific analytical tools.

paw cbd™


paw cbd
Peanut Butter
CBD TREATS
150 mg
CALMING CHEWS
300 mg
CBD OIL
3000 mg
CBD-INFUSED
PEANUT BUTTER
300 mg
CBD BALM
500 mg
SOFT CHEWS
600 mg
CBD OIL
150 mg
SOFT CHEWS
300 mg
HIP+JOINT CHEWS
150 mg
CALMING OIL
500 mg

Unleash Your Pet's Potential.

FINANCIAL PERFORMANCE

cbdMD.com



$5.67M
$8.0M
$9.5M
$10.14M
$9.4M
$10.6M
$11.5M* to $11.7M* (estimate)
Quarter Ending March 31 2019
Quarter Ending June 30 2019
Quarter Ending Sept 30 2019
Quarter Ending Dec 31 2019
Quarter Ending March 31 2020
Quarter Ending June 30 2020
Quarter Ending Sep 30 2020

* Preliminary unaudited net revenues for the fourth quarter of fiscal 2020 have been prepared internally by management and have not been reviewed or audited by our independent registered public accounting firm. There can be no assurance that cbdMD, Inc.'s actual results for the period presented which will be included in our Annual Report on Form 10-K to be filed with the Securities and Exchange Commission on or before December 29, 2020 will not differ from the preliminary unaudited net revenues presented herein, and such changes could be material. Undue reliance should not be placed upon the preliminary net revenues for the fourth quarter of fiscal 2020.

KEY METRICS

cbdMD.com

Common Shares	YCBD
8% Series Accumulative Convertible Preferred	YCBD.PR.A
Exchange	NYSE American
Recent Common Price	$2.26
52 Week Range[1]	$.50 - $5.18
Common Shares Outstanding[2,3]	52,105,648
Market Cap[1]	$108M
FY End	Sept. 30

[1] as of 10/13/2020.

[2] Excludes up to 833,500 Shares of common stock issuable upon conversion of 500,000 shares of 8% Series A Cumulative Convertible Preferred stock.

[3] Excludes up to 10,122,208 in potential earn-out shares.

* SHARE OWNERSHIP


64%
Public Float
36%
Management & Insiders

*As of 10/13/2020

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

cbdMD.com

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO
& Chairman of the Board



SCOTT COFFMAN
co-CEO, President
& Board Member



RONAN KENNEDY
Chief Financial Officer

BOARD OF DIRECTORS



BAKARI SELLERS
Attorney, political analyst CNN,
former member South Carolina
House of Representatives



PETER J. GHILONI
Former Chief Executive of
Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer
of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of
DataTech Global, LLC.

cbdMD.com

INVESTOR RELATIONS:

John Weston
john.weston@cbdMD.com
704-445-3060
ext. 1103

PUBLIC RELATIONS:

Lauren Greene
lauren.greene@cbdMD.com
843-743-9999